                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date earliest event reported): September 27, 1995

                          GOLD SECURITIES CORPORATION
            (Exact name of registrant as specified in its charter)

                                     IDAHO
                (State or other Jurisdiction of Incorporation)

              1-8958                      91-1224178
     (Commission File No.)     (I.R.S. Employer Identification No.)

               65 Railroad Avenue, Ridgefield, New Jersey 07657
           (Address of principal executive offices)      (zip code)

Registrant's telephone number including area code (201) 941-6550

Item 7.   Financial Statements and Exhibits.

     (a)  Financial Statements

     Complete audited financial statements for DCI's Zoo Borns
Division for its fiscal year ended April 30, 1995 are filed herewith

     (b)  Pro Forma Financial Information

     Pro forma financial information is filed herewith.

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION

                             FINANCIAL STATEMENTS

                                APRIL 30, 1995

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION

                                APRIL 30, 1995

                                   CONTENTS

                                                        Page
                                                        ----
Independent Auditors' Report                              1

Balance Sheets                                            2

Statements of Operations and Accumulated Deficit          3

Statements of Cash Flows                                  4

Notes to Financial Statements                           5 - 7

                    [Letterhead of Bederson & Company LLP]

                         INDEPENDENT AUDITORS' REPORT

To the Board of Directors
Direct Connect International Inc.
  and Subsidiary
Midland Park, New Jersey

We have audited the accompanying balance sheet of the Zoo Borns Division (as defined in Note 1) of Direct Connect International Inc. and Subsidiary as of April 30, 1995 and the related statements of operations and accumulated deficit, and cash flows for the year then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Zoo Borns Division of Direct Connect International Inc. and Subsidiary as of April 30, 1995, and the results of its operations and its cash flows for the year ended April 30, 1995 in conformity with generally accepted accounting principles.

                                       BEDERSON & COMPANY LLP

                                       /s/ Bederson & Company LLP

West Orange, New Jersey
November 22, 1995

                                      (1)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                                BALANCE SHEETS

                                    ASSETS

                                        September 26,      April 30,
                                             1995             1995
                                        -------------      ---------
                                         (Unaudited)
CURRENT ASSETS:
  Inventories                            $       -        $    40,367
  Prepaid royalties                            10,000          10,000
                                         ------------     -----------
  TOTAL CURRENT ASSETS                         10,000          50,367

MOLDS, MACHINERY AND EQUIPMENT, at cost,
  less accumulated depreciation of
  $7,151 and $3,151                            84,228          32,446
                                         ------------     -----------
TOTAL ASSETS                             $     94,228     $    82,813
                                         ============     ===========

                      LIABILITIES AND ACCUMULATED DEFICIT

CURRENT LIABILITIES:
  Accounts payable and accrued expenses  $    160,434     $   185,846
  Due to owner                              1,062,013       1,139,636
                                         ------------     -----------
  TOTAL LIABILITIES                         1,222,447       1,325,482

ACCUMULATED DEFICIT                        (1,128,219)     (1,242,669)
                                         ------------     -----------
TOTAL LIABILITIES AND ACCUMULATED
  DEFICIT                                $     94,228     $    82,813
                                         ============     ===========

                  The accompanying notes are an integral part
                        of these financial statements.

                                    (2)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
               STATEMENTS OF OPERATIONS AND ACCUMULATED DEFICIT

                                        May 1, 1995
                                         Through
                                       September 26,    Year Ended
                                           1995       April 30, 1995
                                       -------------  --------------
                                        (Unaudited)

SALES                                   $ 1,071,922    $ 1,389,923
                                        -----------    -----------
COSTS AND EXPENSES:
  Cost of goods sold                        543,724        662,599
  Royalties/licensing fees                   84,817        110,898
  Advertising and promotion                  65,881        758,142
  Depreciation                                4,000          3,151
  General and administrative expenses       259,050        552,600
  Product development costs                    -           545,202
                                        -----------    -----------
  TOTAL COSTS AND EXPENSES                  957,472      2,632,592
                                        -----------    -----------
NET INCOME (LOSS)                           114,450     (1,242,669)

ACCUMULATED DEFICIT - beginning          (1,242,669)          -
                                        -----------    -----------
ACCUMULATED DEFICIT - ending            $(1,128,219)   $(1,242,669)
                                        ===========    ===========

                  The accompanying notes are an integral part
                        of these financial statements.

                                      (3)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                           STATEMENTS OF CASH FLOWS

                                        May 1, 1995
                                         Through
                                       September 26,     Year Ended
                                           1995         April 30, 1995
                                       -------------    --------------
                                        (Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income (loss)                     $  114,450       $(1,242,669)
  Adjustments to reconcile net income
    (loss) to net cash from operating
    activities:
    Depreciation                             4,000             3,151
    (Increase) decrease in assets:
      Inventories                           40,367           (40,367)
      Prepaid royalties                       -              (10,000)
    Increase (decrease) in liabilities:
      Accounts payable and accrued
        expenses                           (25,412)          185,846
      Due to owner                         (77,623)        1,139,636
                                        ----------       -----------
  NET CASH PROVIDED BY OPERATING
    ACTIVITIES                              55,782            35,597
                                        ----------       -----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Acquisition of molds, machinery
    and equipment                          (55,782)          (35,597)
                                        ----------       -----------
NET INCREASE IN CASH                          -                 -

CASH - beginning                              -                 -
                                        ----------       -----------
CASH - ending                           $     -          $      -
                                        ==========       ===========

                  The accompanying notes are an integral part
                        of these financial statements.

                                      (4)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                         NOTES TO FINANCIAL STATEMENTS
         THE PERIOD MAY 1, 1995 THROUGH SEPTEMBER 26, 1995 (UNAUDITED)
                       AND THE YEAR ENDED APRIL 30, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Organization, Business and Basis of Presentation

         The accompanying financial statements present the financial position, results of operations and changes in accumulated deficit and cash flows of the rights and interest to the Zoo Borns product line, Tea Bunnies product line and Kidsview name (collectively the Zoo Borns Division ) of Direct Connect International Inc. and Subsidiary (the Company). The financial statements are prepared for Evolutions, Inc., in connection with its acquisition of the Zoo Borns Division (Note 5). Certain amounts in the accompanying financial statements have been allocated in a reasonable and consistent manner in order to depict the financial position, results of operations and cash flows of the Zoo Borns Division on a stand-alone basis.

         The Zoo Borns Division, which commenced operations during the year ended April 30, 1995, is engaged in the business of designing, developing, marketing, and distributing a variety of infant, preschool and general soft toy products. Substantially, all of the Company s purchases are from suppliers in the Far East.

         The accompanying balance sheet reflects a working capital deficiency of $1,212,447 at September 26, 1995 (unaudited) and $1,275,115 at April 30, 1995 and the statement of operations for the year ended April 30, 1995 reflects a net loss of $1,242,669. The management of the Company believes the subsequent events described in Note 5, will provide sufficient funds to meet the Zoo Borns Division s operating needs during the next twelve (12) months, assuming no material change in the level of its business operations.

         Inventories

         Inventories are valued at the lower of cost (first-in, first-out method) or market and consist principally of finished goods held for resale.

         Prepaid Royalties

         The Company has entered into license agreements and royalty arrangements for the use of certain characters for its toys and is obligated to pay nonrefundable advances over the terms of these agreements, which are recoupable by the Company to the extent of the royalties earned on products sold. In order to match revenues with expenses, these minimum guarantees are treated as prepaid expenses and are charged against income as the products are sold. Any minimum guaranty paid in excess of earned royalties is charged against income at such point that it is known that earned royalties will not cover minimum royalties.

         Molds, Machinery and Equipment

         Molds, Machinery and equipment, stated at cost less accumulated depreciation, is depreciated using the straight-line method over a five year period.

                                      (5)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                         NOTES TO FINANCIAL STATEMENTS
         THE PERIOD MAY 1, 1995 THROUGH SEPTEMBER 26, 1995 (UNAUDITED)
                       AND THE YEAR ENDED APRIL 30, 1995

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Income Taxes

         Certain income and expense items are accounted for in different periods for income tax purposes than for financial reporting purposes. Provisions for deferred income taxes are made in recognition of these temporary differences.

         Deferred income tax assets as of April 30, 1995 have been reduced to zero by a valuation allowance of approximately $500,000 due to uncertainties concerning their realization.

         Interim Financial Statements

         The unaudited financial statements reflects all adjustments (consisting only of normal recurring accruals) which are, in the opinion of management, necessary for a fair statement of the results for the period. The results of operations are not necessarily indicative of the results expected for the fiscal year.

NOTE 2 - RELATED PARTY TRANSACTIONS

         During the period May 1, 1995 through September 26, 1995 (unaudited) and year ended April 30, 1995, the Zoo Borns Division purchased products totaling approximately $-0- and $266,986, respectively, from a corporation which is owned and operated by a principal stockholder and executive vice president of the Company. During the year ended April 30, 1995, Zoo Borns Division incurred product development expenses of $49,000 payable to this corporation.

NOTE 3 - LICENSE AGREEMENTS

         The Company has the right to use product names and designs under license agreements with designers. These agreements require the

         Company to pay royalties ranging from five percent to ten percent of sales. The Company is obligated to make minimum annual cash royalty payments aggregating $15,000 for the fiscal year ending April 30, 1996, with respect to the Tea Bunnies product line.

NOTE 4 - MAJOR CUSTOMERS

         The Zoo Borns Division had ninety six percent of its sales to two customers during the period May 1, 1995 through September 26, 1995 (unaudited) and seventy-eight percent of its sales to two customers during the year ended April 30, 1995.

                                    (6)

                       DIRECT CONNECT INTERNATIONAL INC.
                                AND SUBSIDIARY
                              ZOO BORNS DIVISION
                         NOTES TO FINANCIAL STATEMENTS
         THE PERIOD MAY 1, 1995 THROUGH SEPTEMBER 26, 1995 (UNAUDITED)
                       AND THE YEAR ENDED APRIL 30, 1995

NOTE 5 - SUBSEQUENT EVENTS (Unaudited)

         On September 27, 1995, the Company entered into an agreement with Evolutions, Inc. ( Evo ), an unaffiliated public company, whereby the Company transferred all rights and interests to its Zoo Borns product line, Tea Bunnies product line and Kidsview name to Evo for $750,000 and shares of common stock of Evo equivalent to approximately seven percent of Evo s then outstanding common stock. The Company also has the right to receive additional shares of Evo s common stock, equivalent to approximately fifteen percent of the then outstanding common stock based on certain performance levels of the Zoo Borns Division over the next three years.

         As part of the agreement, the Company will manage these product lines for Evo, and will receive an amount equal to its monthly operating costs, up to $100,000, for such period of time as the Company is managing such product lines. The Company will provide the services of Peter Schneider, president of the Company, for such management, and he has so agreed. This management arrangement may terminate after one year, but could be extended for up to two additional years depending on certain performance levels of such product lines.

         As an inducement for Evo to enter into this agreement, the Company issued to Evo warrants to purchase 300,000 shares of common stock of the Company at exercise prices of $.10 per share with respect to 100,000 shares and $.20 per share with respect to 200,000 shares. In anticipation of consummating the agreement, Evo and the Company entered into a lending arrangement under which the Company signed a promissory note in March 1995 for $750,000 with interest at the annual rate of twelve percent. Such note was secured by 133,973 shares of common stock of Glasgal Communications, Inc. held by the Company and by an interest in certain amounts receivable and is due on September 1, 1996. Subsequently, the Company also signed promissory notes totalling

         $350,000 with interest at the annual rate of twelve percent. Such notes were due on October 31, 1995. Upon consummation of the agreement, all notes were cancelled with $1,100,000 applied to the purchase price and management fees. Under certain circumstances and at the Company s option on or before December 31, 1995, the Company can reacquire the product lines but will be obligated to pay to Evo $1,100,000 and deliver to Evo the shares of Evo common stock previously issued to the Company.

         The Company recognized a gain of approximately $1,000,000 as a result of the sale of the Zoo Borns Division.

                                      (7)

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
                   PRO FORMA COMBINED STATEMENTS (UNAUDITED)
                              SEPTEMBER 30, 1995

       On July 24, 1995, Gold Securities Corporation ("Gold") acquired Evolutions, Inc. ("EVI") by merging a wholly-owned subsidiary, GSC Acquisition Corporation, into EVI. The holders of EVI stock received an aggregate of 10,000,000 shares of Gold common stock and the right to receive an additional 88,851,174 shares upon shareholder approval to increase Gold's authorized number of shares.

       Although in the form of a merger, the transaction is, in substance, an acquisition of Gold by EVI as the control of Gold will transfer from the management of Gold to the management of EVI. For purposes of the pro forma financial statements, the value of the record assets and liabilities of EVI, as being the most indicative measurement. Such value aggregated $2,495,316 at June 30, 1995.

       On September 27, 1995, Kidsview, Inc., a wholly owned subsidiary of EVI ("Kidsview"), purchased certain assets of Direct Connect International, Inc. ("DCI"), consisting primarily of a line of toy animals marketed under the tradenames Zoo Borns and Tea Bunnies. In consideration for the purchase, EVI, among other things, conditionally released DCI of $750,000 in indebtedness to EVI. In addition, the Company agreed to issue to DCI 1,500,000 shares of Gold common stock, which issuance is contingent upon shareholder approval to increase Gold's authorized number of shares. Up to an additional 4,000,000 shares of Gold common stock ("Contingent Shares") will be issued to DCI if over a period of three years certain net sales and earnings tests are met in connection with the business acquired from DCI.

       DCI was also indebted to EVI under a $350,000 note payable. Under the terms of the agreement between EVI and DCI, Kidsview and DCI entered into a management agreement pursuant to which DCI will continue to manage the business relating to the toy animals for a monthly fee of up to $100,000. The first $150,000 of management fees incurred will be offset against this note. DCI was conditionally released from the balance of the note, which has been attributed to additional consideration for the acquired assets.

                 GOLD SECURITIES CORPORATION AND SUBSIDIARIES
             NOTES TO PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                       YEAR ENDED DECEMBER 31, 1994 AND
                     NINE MONTHS ENDED SEPTEMBER 30, 1995
                                  (UNAUDITED)

       The pro forma combined statements of operations for the year ended December 31, 1994 includes the statement of operations of EVI for the period from inception (January 21, 1994) to December 31, 1994, the statement of operations of Gold for the year ended December 31, 1994, and the statement of operations of the acquired product line of DCI for the twelve months January 31, 1995. The statement of operations of the acquired product line of DCI for the twelve month period ended January 31, 1995 was derived by deducting the statement of operations data for the three months ended April 30, 1995 from the statement of operations data for the year ended April 30, 1995 and adding the statement of operations data for the three months ended April 30, 1994.

       The pro forma combined statements of operations for the nine months ended September 30, 1995 includes the statement of operations of EVI for the nine months ended September 30, 1995, the statement of operations of Gold from January 1, 1995 through July 24, 1995 (date of merger) and the statement of operations of the acquired product line DCI for the nine months ended September 30, 1995. The statement of operations of the acquired product line of DCI from the nine months ended September 30, 1995 was derived by adding the statement of operations for the eight months ended September 30, 1995 with the statement of operations for the one month ended January 31, 1995.

The pro forma combined statements of operations have been prepared as if the merger and acquisition transactions had been consummated as of January 21, 1994 and January 1, 1995, respectively. The pro forma results of operations do not purport to be indicative of the results of operations that actually would have resulted had such transactions been consummated on such dates.

       Combination of Gold and EVI

       (1) To record additional amortization of goodwill arising from the acquisition, assuming an amortization period of 10 years.

       (2) To record write down of assets to fair value based upon purchase accounting.

       Acquisition of DCI Product Line

       (3) To record amortization of intangible assets arising from the acquisition, assuming an amortization period of 7 years.

       (4) To record monthly management fee due to DCI under the Management Agreement dated September 27, 1995. The Agreement provides for a monthly fee equal to the lesser of $100,000 or DCI's documented operating costs in performing its services. The pro forma statements of operations assume a monthly fee of $100,000.

       (5) To deduct selling, general, and administrative costs of DCI, as such costs will be covered by the monthly management fee described in Note 4.

                          GOLD SECURITIES CORPORATION

                      PRO FORMA STATEMENTS OF OPERATIONS

                         YEAR ENDED DECEMBER 31, 1994

                                          Gold
                         Evolutions    Securities      Pro forma                   Direct          Pro forma
                            Inc.       Corporation    Adjustments     Subtotal     Connect        Adjustments         Total
                         ----------    -----------    -----------     --------     -------        -----------         -----
NET REVENUES             $ 124,281      $     924      $     -        $ 125,205   $1,331,853      $      -         $ 1,457,058
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
COSTS AND EXPENSES:
   Cost of goods sold      216,389            -              -          216,389      635,329             -             851,718
   Selling, general
    and administrative     227,245         30,830 (1)     27,000        285,075      701,036 (5)    (701,036)          431,475
                                                                                             (3)     146,400
   Management fee              -              -              -              -            -   (4)   1,200,000         1,200,000
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
                           443,634         30,830         27,000        501,464    1,336,365         645,364         2,483,193
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
OPERATING LOSS            (319,353)       (29,906)       (27,000)      (376,259)      (4,512)       (645,364)       (1,026,135)
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
OTHER:
   Loss on sale of
    securities              60,874            -              -           60,874          -               -              60,874
   Abandoned mining
    claims                     -          226,325 (2)   (226,325)           -            -               -                 -
   Interest expense          3,573            -              -            3,573          -               -               3,573
   Interest income         (42,262)           -              -          (42,262)         -               -             (42,262)
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
                            22,185        226,325       (226,325)        22,185          -               -              22,185
                         ---------      ---------      ---------      ---------   ----------      ----------       -----------
NET (LOSS) INCOME        $(341,538)     $(256,231)     $ 199,325      $(398,444)  $   (4,512)     $ (645,364)      $(1,048,320)
                         =========      =========      =========      =========   ==========      ==========       ===========
LOSS PER SHARE                                                           $(0.00)                                        $(0.01)
                                                                         ======                                         ======
WEIGHTED AVERAGE
 NUMBER OF SHARES                                                   107,457,363                                    108,957,363
                                                                    ===========                                    ===========

           See notes to pro forma combined statements of operations

                          GOLD SECURITIES CORPORATION

                      PRO FORMA STATEMENTS OF OPERATIONS

                     NINE MONTHS ENDED SEPTEMBER 30, 1995

                                         Gold
                         Evolutions   Securities      Pro forma                  Direct        Pro forma
                            Inc.      Corporation    Adjustments    Subtotal     Connect      Adjustments       Total
                         ----------   -----------    -----------    --------     -------      -----------       -----
NET REVENUES             $ 309,910      $  -           $    -       $ 309,910   $1,904,696    $      -        $2,214,606
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
COSTS AND EXPENSES:
   Cost of goods sold      229,822         -                -         229,822      947,579           -         1,177,401
   Selling, general
    and administrative     188,301         -  (1)        18,700       207,001    1,275,062(5) (1,275,062)        317,001
                                                                                          (3)    110,000
   Management fee              -           -                -             -            -  (4)    900,000         900,000
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
                           418,123         -             18,700       436,823    2,222,641      (265,062)      2,394,402
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
OPERATING (LOSS) INCOME   (108,213)        -            (18,700)     (126,913)    (317,945)      265,062        (179,796)
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
OTHER:
   Loss on sale of
    securities              49,697         -                -          49,697          -             -            49,697
   Interest expense         37,794         -                -          37,794          -             -            37,794
   Interest income         (26,917)        -                -         (26,917)         -             -           (26,917)
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
                            60,574         -                -          60,574          -             -            60,574
                         ---------      ---------      ---------    ---------   ----------    ----------      ----------
NET (LOSS) INCOME        $(168,787)     $  -           $(18,700)    $(187,487)  $ (317,945)   $  265,062      $ (240,370)
                         =========      =========      ========     =========   ==========    ==========      ==========
LOSS PER SHARE                                                         $(0.00)                                    $(0.00)
                                                                       ======                                     ======
WEIGHTED AVERAGE
 NUMBER OF SHARES                                                 107,457,363                                108,957,363
                                                                  ===========                                ===========

           See notes to pro forma combined statements of operations

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     GOLD SECURITIES CORPORATION

                                     By  /s/ Michael Nafash
                                         ---------------------------
                                         Michael Nafash, President

Date: December 7, 1995